UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 4, 2008
Date of report (Date of earliest event reported)

NEW ULM TELECOM, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street
New Ulm, MN 56073
 (Address of principal executive offices, including zip code)

(507) 354-4111
 (Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed by New Ulm Telecom, Inc. on January 7, 2008 in connection with the acquisition described in Item 2.01 below that was completed on January 4, 2008. This amended Form 8-K/A is being filed to include the financial information required by Item 9.01.

Item 2.01	Completion of Acquisition or Deposition of Assets

On January 4, 2008, New Ulm Telecom, Inc. (“New Ulm”) completed the acquisition of Hutchinson Telephone Company (“HTC”) for approximately $78 million pursuant to the terms of the Agreement and Plan of Merger dated as of August 3, 2007, as amended. The transaction was structured as a reverse triangular merger under which a newly formed subsidiary of New Ulm merged into HTC at closing, with HTC continuing as a subsidiary of New Ulm. The acquisition has resulted in a combined company that provides phone, video and internet services with over 50,000 connections in a number of Minnesota and Iowa communities.

In keeping with the Merger Agreement, approximately $72 million of the $78 million was distributed to former shareholders of HTC immediately. An additional $5.7 million was placed in an escrow account covering (i) indemnification of New Ulm in the amount of $5.2 million covering the representations and warranties of HTC for a period of 15 months from closing and (ii) a “True-Up Reserve” and “Shareholder Fund Amount” in the aggregate amount of $500,000.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited consolidated financial statements of Hutchinson Telephone Company are filed with this Report as Exhibit 99.1:

	•	Independent Auditors’ Report for the years ended December 31, 2007, 2006 and 2005

	•	Consolidated Balance Sheets for the years ended December 31, 2007 and 2006

	•	Consolidated Statement of Income for the years ended December 31, 2007, 2006 and 2005

	•	Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2007, 2006 and 2005

	•	Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005

	•	Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed financial statements of New Ulm Telecom, Inc. and Hutchinson Telephone Company are filed with this Report as Exhibit 99.2:

	•	Introduction to Pro Forma Combined Condensed Financial Information

	•	Pro Forma Combined Condensed Balance Sheet as of December 31, 2007

	•	Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2007

	•	Notes to Pro Forma Combined Condensed Financial Statements

(c)	Exhibits

99.1	Consolidated Financial Statements of Hutchinson Telephone Company, Years Ended December 31, 2007 and 2006

99.2	New Ulm Telecom, Inc. Unaudited Pro Forma Combined Condensed Financial Statements as of and for the year ended December 31, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.

Date: March 21, 2008	By:	/s/ Nancy Blankenhagen

Nancy Blankenhagen
Chief Financial Officer